Endurance Specialty Holdings Ltd.

Overview of Underwriting Operations

AIFA – March 2, 2009

David Cash

Chief Underwriting Officer

Forward Looking Statements & Regulation G Disclaimer

Safe Harbor for Forward Looking Statements

Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private
Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance's investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.
However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.

The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes
Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.

Total premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Total premiums written represents gross premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.
In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that total premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.
Total premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.
Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Insurance Businesses

Reinsurance Businesses

Risk Management
$ 210 M
Middle Market
$ 136 M
Specialty Program Business
$ 254 M
Small Risks
$ 381 M
Bermuda Catastrophe
$ 380 M
International
$ 85 M
US / Specialty
$ 344 M

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Endurance
YOUR RISK IS OUR FOCUS

2008 Net Written Premiums – All Platforms / Businesses

Endurance maintains a
diversified portfolio of
specialized reinsurance
and insurance business

Technical underwriting
focus

Experienced
underwriting teams

Maintain discipline to
grow/shrink product lines
based on market
conditions

See subsequent tables for reconciliation of premiums to segment and line of business financial reporting

US Reinsurance
Bermuda Catastrophe
International
Surety : $ 40 M
Small Business : $ 18 M
Property Per Risk : $ 141 M
Professional : $ 45 M
Personal Acc. : $ 9 M
Direct Treaty : $ 16 M
Casualty / WC : $ 54 M
Agriculture : $ 21 M
International : $ 85 M
Aviation : $ 33 M
Clash & Specialty : $ 45 M
Int. Property Cat : $ 94 M
US Property Cat : $ 182 M
Workers Comp Cat : $ 26 M

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Endurance
YOUR RISK IS OUR FOCUS

2008 Net Written Premiums – Reinsurance
Segment

Strategically located in key
global reinsurance markets

Leading the market in
performance of value
added claims and
underwriting audits

Reduced net written
premiums 23% in 2008 in
response to soft market
conditions

See subsequent tables for reconciliation of premiums to segment and line of business financial reporting

Risk Management Business
Professional Lines : $ 83 M
Healthcare : $ 80 M
Excess Casualty : $ 47 M
Middle Market Business
Casualty : $ 36 M
Misc. E & O : $ 11 M
US Property : $ 50 M
UK Construction : $ 4 M
UK Property : $ 35 M
Habitational : $ 20 M
Environmental : $ 18 M
Workers Compensation : $ 216 M
Specialty Program Business
Small Risk Business
ARMtech Agriculture :
$ 381 M

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Endurance
YOUR RISK IS OUR FOCUS

2008 Net Written Premiums – Insurance
Segment

Underwrite business out
of the United States and
Bermuda

Focus predominantly on
specialty lines where we
leverage industry expertise

Successfully integrated
ARMtech in late 2007

Organically grown the
middle market business in
the U.S. through the
hiring of underwriting
teams

See subsequent tables for reconciliation of premiums to segment and line of business financial reporting

Endurance’s Balance Sheet Strength as of December 31, 2008

High quality assets with low counterparty risk

Cash and invested assets of $5.4 Billion (*)

Average credit rating of AAA

Limited investments in troubled financial institutions

Conservative portfolio strategy has protected balance sheet

Very low exposure to reinsurance counterparties or other credit risk

Significant reserve base and careful attention to setting of reserves

Total reserves of $3.2 Billion

IBNR represents 64% of total reserves (> 80% of long tail casualty reserves are IBNR)

Global schedule P reserve analysis disclosed annually highlights reserve position and commitment to transparency

Efficient and stable capital structure, with low leverage

Total capital of $2.8 Billion

Common Equity $2.0 Billion

Preferred Equity $0.20 Billion

Long Term Debt $0.45 Billion

Contingent Common Equity $0.15 Billion

Excellent Financial Strength Ratings:

S&P: A (stable)   Upgraded December 2006.  ERM considered “Excellent”.

AM Best A (stable)  Upgraded December 2007.

Moody’s: A2 (stable)

(*) = Includes investments pending settlement, net

Conclusion

Endurance is well positioned to take advantage of market

  opportunities

Our infrastructure is scalable

Established operations in Bermuda, U.S., U.K., Continental Europe and

Asia

Diversified portfolio with available capacity

We have a high quality balance sheet with excellent capitalization,

  liquidity and ratings

Our clients and brokers see Endurance as a source of strength and transparency and a “go to” market

Appendix

REINSURANCE RECONCILIATION

$9

Personal Acc.

$21

Agriculture

$40

Surety

$18

Small Business

$49

Surety and Other Spec.

$37

International

$45

Clash & Specialty

$141

Property Per Risk

$33

Aviation

$196

Property

$78

Aerospace and Marine

$48

International

$26

Workers' Comp Cat

$54

Casualty/WC

$182

U.S. Property Cat

$16

Direct Treaty

$94

Int. Property Cat

$45

Professional

$302

Catastrophe

$163

Casualty

(in millions)

INSURANCE RECONCILIATION

(in millions)

Property

$98

Healthcare

$80

U.S. Property

$50

Workers' Compensation

$216

U.K. Construction

$4

Agriculture

$381

U.K. Property

$35

Professional Lines

$119

Habitational

$9

Professional Lines

$83

Casualty

$87

Misc. E & O

$11

Excess Casualty

$47

Environmental

$18

Casualty

$36

Habitational

$7

Habitational

$4